SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 28, 2011

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(973) 305-8800

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On April 28, 2011, Valley National Bancorp (the “Valley”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with State Bancorp, Inc. (“State Bancorp”), providing for the merger of State Bancorp with and into Valley, with Valley as the surviving entity (the “Merger”). Immediately following the Merger, State Bank of Long Island, a New York state-chartered commercial bank and wholly-owned subsidiary of State Bancorp, will merge with and into Valley National Bank, a national banking association and wholly-owned subsidiary of Valley, with Valley National Bank surviving the merger.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each share of common stock of State Bancorp will be converted into one share of Valley common stock, after adjusting for Valley’s recently declared five percent stock dividend, and subject to the payment of cash in lieu of fractional shares. In addition, outstanding State Bancorp stock options will be converted into stock options with respect to shares of Valley’s common stock. Each outstanding share of Valley common stock will remain outstanding and be unaffected by the Merger.

The Merger Agreement provides that, prior to the consummation of the Merger, Valley will fund the purchase by either Valley or State Bancorp from the United States Department of the Treasury (“Treasury”) of each share of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of State Bancorp (the “TARP Preferred”) issued and outstanding on that date. In addition, Valley may, but is not required to, purchase the outstanding warrant (the “TARP Warrant”) to purchase State Bancorp common stock. If Valley does not purchase the TARP Warrant, such warrant will be converted at the effective time of the Merger into a warrant to purchase Valley common stock, subject to appropriate adjustments in accordance with its terms.

The Merger Agreement contains representations, warranties, and covenants of Valley and State Bancorp, including, among others, a covenant that requires (i) each of Valley and State Bancorp to conduct its business in the ordinary course and consistent with past banking practice during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) State Bancorp not to engage in certain kinds of transactions during such period (without the prior written consent of Valley). State Bancorp has also agreed not to, subject to certain exceptions generally related to the Board’s evaluation and exercise of its fiduciary duties, (i) solicit proposals relating to alternative business combination transactions or (ii) enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions. Valley has agreed to expand its board of directors to add one seat and appoint one member of State Bancorp’s board of directors to fill the new seat, subject to certain corporate governance procedures.

The Merger Agreement provides certain termination rights for both Valley and State Bancorp, and further provides that upon termination of the Merger Agreement under certain circumstances, State Bancorp will be obligated to pay Valley a termination fee of $8.75 million.

Completion of the Merger is subject to various conditions, including (i) receipt of the requisite approval of the stockholders of State Bancorp, (ii) receipt of regulatory approvals, (iii) the absence of any law or order prohibiting the closing, (iv) the purchase from the Treasury of the TARP Preferred and (v) effectiveness of the registration statement to be filed by Valley with respect to the stock to be issued in the Merger. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance of the other party with its covenants in all material respects.

The Merger Agreement also contains representations and warranties that the parties have made to each other as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the Merger described therein, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations and warranties contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, may be subject to a contractual standard of materiality different from what a stockholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to that agreement. Stockholders should read the Merger Agreement together with the other information concerning Valley and State Bancorp that each company publicly files in reports and statements with the Securities and Exchange Commission.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events

At the request of Valley and Valley National Bank and as provided in the Merger Agreement, State Bancorp, State Bank of Long Island, Valley and Valley National Bank have entered into Executive Retention Incentive Agreements (each, a “Retention Agreement”) with each of Thomas M. O’Brien, Brian K. Finneran, Patricia M. Schaubeck, Thomas A. Iadanza and Thomas L. Nigro. The purpose of the Retention Agreements is to facilitate an orderly closing of the Merger, provide Valley with additional flexibility in retaining the officers’ services following the Merger and serve as an inducement to Valley to enter into the Merger Agreement and consummate the Merger by (i) eliminating a financial incentive for each executive to resign shortly following the closing of the Merger in the event of a loss of title, authority, material change in job functions or other circumstances giving rise to a right to severance on resignation for “good reason” and (ii) providing additional compensation for continuing to provide services following the closing of the Merger as a transitional employee. The Retention Agreement quantifies, subject to adjustment as provided therein, for each officer the termination benefits that would be due under an existing employment agreement or change in control agreement in the event of discharge without “cause” or resignation for “good reason” immediately following the closing of the Merger (in either case, a “Triggering Event”) and provides for the payment of these benefits at specified times without regard to the existence of a Triggering Event, subject to the officer’s execution of a prescribed form of release of claims. The Retention Agreements also provide for compensation, in addition to continuing base salary and benefits, in the following amounts as an incentive to each executive to remain in Valley’s employ as a non-executive employee during a transition period of 180 days to assist with the systems conversion, integration of business units and other transition matters:

Name	Amount ($)
Thomas M. O’Brien	250,000
Brian K. Finneran	240,000
Patricia M. Schaubeck	200,000
Thomas A. Iadanza	140,000
Thomas L. Nigro	75,000

These amounts are payable at the end of the transition period or upon earlier termination without cause by Valley or due to death or disability and are forfeited in the event of voluntary resignation or discharge with cause during the transition period or the executive’s failure or refusal to execute a prescribed form of release of claims. The amounts shown include, but in the case of officers other than Mr. O’Brien and Mr. Nigro are not limited to, annual incentives that would be earned and payable for 2011 following the Merger under State Bancorp’s annual incentive compensation program.

The Retention Agreements with Mr. O’Brien, Mr. Finneran, Ms. Schaubeck, Mr. Iadanza and Mr. Nigro are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Form 8-K and are incorporated herein by reference.

Additional Information and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Valley intends to file a proxy statement/prospectus with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Valley with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded for free at Valley’s web site at http://www.valleynationalbank.com/filings.html or by directing a request to Dianne M. Grenz, First Senior Vice President, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-3380.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of State Bancorp. However, Valley, State Bancorp, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from State Bancorp’s shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of Valley may be found in its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders, which was filed with the Commission on March 11, 2011 and can be obtained free of charge from Valley’s website. Information regarding the directors and executive officers of State Bancorp may be found in its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders, which was filed with the Commission on March 25, 2011 and can be obtained free of charge from State Bancorp’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder or regulatory approval for the merger of State Bancorp with Valley or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe including, without limitation, the purchase from the United States Department of the Treasury of each share of State Bancorp’s Series A Preferred Stock issued under the Treasury’s Capital Purchase Program; the inability to realize expected cost savings and synergies from the merger of State Bancorp with Valley in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in Valley’s or State Bancorp’s operations or earnings; the inability to retain State Bancorp’s customers and employees; or a decline in the economy in Valley’s primary market areas, mainly in New Jersey and New York, as well as the risk factors set forth in Valley’s Annual Report on Form 10-K. Valley assumes no obligation for updating any such forward-looking statement at any time.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated April 28, 2011, between Valley National Bancorp and State Bancorp, Inc.

99.1	Executive Retention Incentive Agreement, dated April 28, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas M. O’Brien

99.2	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Brian K. Finneran

99.3	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Patricia M. Schaubeck

99.4	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas A. Iadanza

99.5	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas L. Nigro

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2011	VALLEY NATIONAL BANCORP

	By:	/s/ Peter Crocitto
Peter Crocitto
Senior Executive Vice President and
Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 28, 2011, between Valley National Bancorp and State Bancorp, Inc.

99.1	Executive Retention Incentive Agreement, dated April 28, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas M. O’Brien

99.2	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Brian K. Finneran

99.3	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Patricia M. Schaubeck

99.4	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas A. Iadanza

99.5	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas L. Nigro